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                                                                    Exhibit 3.73

                                                                          PAGE 1

                                    DELAWARE
                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "PJC PETERBOROUGH REALTY LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE SIXTH DAY OF JANUARY, A.D. 2003, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIRST DAY OF JUNE, A.D. 2004, AT 10:42 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.


                                       /s/ Harriet Smith Windsor
                                       --------------------------------
                                       Harriet Smith Windsor, Secretary of State
3610850 8100H  [SEAL]                    AUTHENTICATION: 3256784

040547386                                          DATE: 07-27-04

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                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 10:00 AM 01/06/2003
                                                         030006613 - 3610850

                            CERTIFICATE OF FORMATION

                                       OF

                           PJC PETERBOROUGH REALTY LLC


     This Certificate of Formation of PJC PETERBOROUGH REALTY LLC (the "COMPANY"), dated as of January 6, 2003, is being duly executed and filed by the undersigned, as authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL. C. Sec. 18-101. ET SEQ.).

     FIRST. The name of the limited liability company formed hereby is PJC Peterborough Realty LLC.

     SECOND. The address of the registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The name of its Registered Agent at such address is Corporation Service Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                             /s/ Julianne M. Ells
                                             ----------------------------------
                                             Julianne M. Ells, Authorized Person

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                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                   DELIVERED 10:43 AM 06/21/2004
                                                     FILED 10:42 AM 06/21/2004
                                                   SRV 040454154 - 3610850 FILE

                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                           PJC PETERBOROUGH REALTY LLC

                        PURSUANT TO SECTION 18-202 OF THE
                     DELAWARE LIMITED LIABILITY COMPANY ACT

                                     * * * *


1)   The name of the Limited Liability Company is

                           PJC PETERBOROUGH REALTY LLC

2) The Certificate of Amendment is hereby amended to change Article "2" of the Certificate of Formation to read as follows:

     "2. The address of the registered office in the State of Delaware is 615 SOUTH DUPONT HIGHWAY, IN THE CITY OF DOVER, COUNTY OF KENT, 19901.

          The name of its registered agent at such address is NATIONAL CORPORATE RESEARCH, LTD."

     The undersigned, an authorized person of the limited liability company, executes this Certificate of Amendment on June 10, 2004


                                                          /s/ Kathy Topor
                                                  ------------------------------
                                                       KATHY TOPOR, TREASURER
                                                  Authorized Person Name & Title